SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2004


                           CommerceFirst Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         Maryland                      333-91817                     52-2180744
(State or other jurisdiction    (Commission file number)          (IRS Employer
   of incorporation)                                                   Number)


                 1804 West Street, Suite 200, Annapolis MD 21401
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 410.280.6695

Item 5.  Other Events
Item 9.  Regulation FD Disclosure

     On February 17, 2004, CommerceFirst Bancorp, Inc. issued the press release attached as Exhibit 99 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

99       Press Release


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMMERCEFIRST  BANCORP, INC.



                                        By:  /s/Richard J. Morgan
                                           ------------------------------
                                           Richard J. Morgan, President,
                                           Chief Executive  Officer

Dated: February 17, 2004